Exhibit 10.21

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT
(“Agreement”)

by and between

Université de Genève
Rue du Général Dufour 24
CH - 1211 Genève 4
Switzerland

hereinafter referred to as
“UNIGE”

and

Hookipa Biotech AG
Helmut-Qualtinger-Gasse 2
1030 Vienna
Austria

hereinafter referred to as
“HOOKIPA”

relating to

Method for vaccine delivery
Unitec docket Nr. 850-A745

UNIGE and HOOKIPA may hereinafter be referred to individually as “Party” or collectively as “the Parties”.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Preamble

WHEREAS, UNIGE has developed and is the owner of certain Patent Rights (as later defined herein) relating to UNIGE invention disclosure docket Nr. 850-A745 dated 4 March 2014, entitled Method for vaccine delivery jointly developed by the groups of Professor Daniel Pinschewer and Professor Doron Merkler;

WHERAS, UNIGE and HOOKIPA have a common interest in the active development and exploitation of the Patent Rights and have signed an option agreement (hereinafter “Option Agreement”) on 15 June 2014;

WHEREAS, HOOKIPA has exercised its option rights under the Option Agreement during the option period;

WHEREAS, HOOKIPA desires to obtain a world-wide, exclusive, royalty-bearing license to exploit the Patent Rights and to develop products covered by the Patent Rights;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the Parties hereto have agreed as follows:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1                                         DEFINITIONS

Distributors	shall mean an entity in a country who buys Licensed Product from HOOKIPA and who, under an implied license, sells such Licensed Product in that country.

First Commercial Use

shall mean the initial transfer by HOOKIPA or its sublicensees to a third party of Licensed Products subject to royalties hereunder except such transfers that are related to research, development and testing purposes.

Licensed Technology	shall mean the technology ‘‘Method for vaccine delivery”, Unitec docket number 850-A745, being the object of the license granted hereunder and comprising Patent Rights.

Licensed Product(s)	shall mean any product, the manufacture, use, or sale of which, in whole or in part, is covered by, or absent the license granted hereunder would infringe, one or more Valid Claims.

Net Sales	[***].

Patent Rights

shall mean all patents and patent applications which derive from, claim the priority of or claim substantially the same subject matter as the patent applications described in Appendix A which is an integral part of this Agreement, including all extensions, renewals, re-examinations, continuations, continuation-in-part, divisions, reissues and foreign counterparts thereof in any country.

Sublicensing Revenue

shall mean any revenue paid to HOOKIPA on the basis of a sublicense under Licensed Technology, and shall include but not be limited to, lumpsum payments, sublicensing fees, milestone payments, royalties and equity (its cash equivalent).

Valid Claim

shall mean (a) an issued and unexpired claim of the Patent Rights that has not been cancelled, withdrawn, or rejected and has not lapsed or become abandoned or been declared invalid or unenforceable or been revoked by a court or agency of competent jurisdiction from which no appeal can be taken or (b) a claim of a patent application within the Patent Rights, which application has not been cancelled, withdrawn or abandoned.

2                                         GRANT

2.1                               Subject to the terms and provisions of this Agreement, UNIGE hereby grants to HOOKIPA, who accepts, a worldwide, exclusive license to use Licensed Technology to make and have made, to use and have used, to sell and have sold, to commercialize and have commercialized Licensed Products (the “License”).

2.2                               HOOKIPA shall have the right to grant sublicenses to third parties regarding the Licensed Products and/or Licensed Technology.  The grant of any sublicense shall be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

on terms and conditions which comply with the terms of this Agreement, and HOOKIPA shall remain fully responsible to UNIGE for the performance of any and all such terms.  A copy of relevant sections of each signed sublicense agreement, especially relating to the financial provisions, will be made available to UNIGE upon signature.

2.3                               Notwithstanding the License granted hereunder to HOOKIPA, UNIGE reserves right to use the Licensed Technology for its own non-commercial research and teaching purposes.

3                                         FINANCIAL CONSIDERATION

3.1                               Annual fee.  Starting with the third anniversary of the effective date of this Agreement, i.e. the date this Agreement is signed by all Parties (the “Effective Date”), HOOKIPA shall pay to UNIGE an annual fee of [***] which shall be fully deductible from any milestone payments, royalties or sublicense payments paid by HOOKIPA to UNIGE pursuant to Articles 3.2, 3.3 and 3.4 below, during the same fiscal year.

3.2                               Milestone payments.  In consideration of the rights granted by UNIGE to HOOKIPA for Licensed Product hereunder, HOOKIPA will further pay UNIGE once per Licensed Product the milestone payments set forth below provided that the respective developmental milestone is achieved by HOOKIPA (and not by a sublicensee of Hookipa in which case payments under 3.4 shall be due instead):

(i)                                     [***] upon [***];

(ii)                                  [***] upon [***];

(iii)                               [***] upon [***].

3.3                               Royalties.  In addition, during the Term of this Agreement and beginning with the First Commercial Use, which shall be communicated to UNIGE without delay, HOOKIPA shall pay to UNIGE [***] of the Net Sales of the Licensed Products, which are sold by HOOKIPA or Distributors.

3.4                               Sublicense payments.  Pursuant to Article 2.2, HOOKIPA shall inform UNIGE of any grant of a sublicense to a third party.  With respect to each sublicense relating to a Licensed Product HOOKIPA shall pay to UNIGE the percentage (+VAT) of any and all Sublicensing Revenue as indicated below:

(i)                                     [***] of any and all Sublicensing Revenue if the Licensed Product is sublicensed by HOOKIPA [***];

(ii)                                  [***] of any and all Sublicensing Revenue if the Licensed Product is sublicensed by HOOKIPA [***];

(iii)                               [***] of any and all Sublicensing Revenue if the Licensed Product is sublicensed by HOOKIPA [***];

(iv)                              [***] of any and all Sublicensing Revenue if the Licensed Product is sublicensed by HOOKIPA [***].

3.5                               The royalties are due [***] and are payable no later than [***] after [***]. HOOKlPA’s report on royalties shall be sent to UNIGE in the same delay.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.6                               HOOKIPA shall keep complete and accurate books of accounts containing all details, which may be reasonably necessary for the purpose of showing the royalties payable to UNIGE.  Such book of accounts shall be open for inspection at reasonable times by UNIGE or its designee (which designee shall be subject to the prior right of approval by HOOKIPA, which approval shall not be withheld unreasonably) for the purpose of verifying royalty statements at UNIGE’s expense.  HOOKIPA shall impose the same obligation on any of its sublicensees and Distributors and shall be liable towards UNIGE for any breach of this obligation.  Should said inspection lead to the discovery of a greater than [***] discrepancy in UNIGE’s detriment, HOOKIPA agrees to pay the full cost of such inspection.

4                                         PATENT RIGHTS

4.1                               HOOKIPA shall be responsible for the prosecution of the Patents Rights and shall once a year furnish to UNIGE an annual report summarizing all information relating to the prosecution of Patent Rights.

4.2                               In the event that HOOKIPA decides not to pay for the costs associated with either (i) the prosecution of Patent Rights to issuance or (ii) maintenance of any patents under Patent Rights, HOOKIPA shall notify UNIGE in writing thereof at least [***] prior to the patent office deadline for said payment.  HOOKIPA shall thereby immediately surrender its rights under such patent applications to UNIGE.

4.3                               HOOKIPA or its sublicensee shall have the right to prosecute in its own name and at its own expense any infringement of Patent Rights.  If HOOKIPA or its sublicensee elects to commence an action as described above and UNIGE is a legally indispensable party to such action, UNIGE shall cooperate fully with HOOKIPA in connection with any such action.  HOOKIPA shall reimburse UNIGE for any costs it incurs as part of such an action brought by HOOKIPA or its sublicensee.  In the event that HOOKIPA and its sublicensee, if any, elect not to exercise their right to prosecute an infringement of the Patents Rights, UNIGE will freely decide do so at its own expense, controlling such action and retaining all recoveries therefrom.

5                                         CONFIDENTIALITY

5.1                               UNIGE and its staff agree to keep confidential all scientific, technical and business information belonging to HOOKIPA (hereinafter “Confidential Information”) with which they may come in contact while the license hereunder is in force.  UNIGE shall disclose Confidential Information only to its staff on a “need-to-know basis”, and shall only use it for the purpose of monitoring HOOKIPA’s compliance with this Agreement.  All Confidential Information shall be clearly labeled or declared in writing as confidential by HOOKIPA.

5.2                               The obligations under article 5.1 shall not apply to any Confidential Information that:

(i)                                     was in the public domain or open to the public at the time it was transmitted to UNIGE; or

(ii)                                  became public or open to the public for reasons other than an action or omission attributable to UNIGE; or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii)          was in UNIGE’s possession, without any limitation regarding their disclosure at the time they were transmitted to UNIGE, provided that such prior possession is supported by a written evidence; or

(iv)          was obtained in good faith by UNIGE and without any commitment relating to confidentiality from a third party entitled to disclose it.

5.3                               The obligations under this Article 5 shall remain effective for 5 (five) years after termination of this Agreement.

6                                         DISCLAIMER OF LIABILITY AND/OR WARRANTY

6.1                               UNIGE has furnished and will furnish technical information in good faith, knowledge and belief and in such details as to provide a sound basis for the contemplated Licensed Technology.

6.2                               No warranties.  UNIGE provides HOOKIPA the rights granted in this Agreement “as is” and “with all faults.”  Except as provided in Section 6.1, UNIGE makes no representations and extends no warranties of any kind, either express or implied.  Nothing in this Agreement shall be construed as a warranty by UNIGE as to the validity or scope of the Patent Rights claims issued or pending; or that the practice of the rights granted hereunder shall not infringe the intellectual property rights of any third party; or of merchantability or fitness of the Licensed Technology for a particular purpose.

HOOKIPA acknowledges that the Licensed Technology is experimental and agrees to take all reasonable precautions to prevent death, personal injury, illness, and property damage as a result of practice, use or exploitation of the Licensed Technology.

6.3                               Responsibility and liability.  HOOKIPA shall assume all responsibility and liability for the sale, use, production, and/or commercialization of the Licensed Technology, including, but not limited to, the safety, effectiveness, and reliability of the Licensed Products.  Under no circumstances shall UNIGE be liable for any indirect, special, consequential or punitive damages of any kind resulting from HOOKIPA’s practice of the rights granted hereunder.

6.4                               Indemnification.  HOOKIPA further agrees during the term of this Agreement and thereafter to defend, indemnify, and hold harmless UNIGE and its employees from and against any and all liability, demands, damages, expenses and losses for death, personal injury, illness, or property damage, including the cost of defense against same, which may be asserted by third parties, or any third party claims which may arise from the sale, use, production, commercialization, or other disposition of Licensed Products pursuant to any right or license granted under this Agreement, except to the extent that such liability, demands, damages, expenses or losses relate to, or arise out of, UNIGE’s material breach of its representations, warranties and covenants under this Agreement, or UNIGE’s gross negligence or willful misconduct.

6.5                               Assignment of patent rights.  At any time after HOOKIPA has started to pay royalties or sublicense revenue to UNIGE pursuant to sections 3.3 or 3.4, respectively, following written request by HOOKIPA, the Parties may agree to enter into future negotiation for the assignment of Patent Rights to HOOKIPA.  Such negotiations will be conducted by both Parties in good faith.  Any future assignment of Patent Rights will be based upon normal business terms and be mutually acceptable to both Parties.  For the avoidance of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

doubt, nothing in this Agreement shall be construed to confer upon HOOKIPA the right to assignment of Patent Rights.

7                                         TERM AND TERMINATION

7.1                               Term.  This Agreement shall become effective on the Effective Date (as defined in Article 3.1) and shall remain in full force and effect until the expiration of the last to expire of the Patent Rights unless sooner terminated as provided in this Article 7.  Following the expiry of this Agreement due to the last to expire of the Patent Rights, Hookipa shall have a fully paid up, royalty free right to use and have used, to sell and have sold, to commercialize and have commercialized Licensed Products.

7.2                               Termination for material breach.  Failure by either Party to comply with any of its obligation hereunder shall entitle the other Party to give the Party in default notice specifying the nature of the default and requiring to cure it.  If such default is not cured within 60 days after the receipt of such notice, the notifying Party shall be entitled to terminate this Agreement, without prejudice to any of its other rights conferred on it by this Agreement or by law.

7.3                               Termination by HOOKIPA.  HOOKIPA shall have the right to terminate this Agreement at any time on six (6) months’ notice to UNIGE, and upon payment of all amounts due to UNIGE, through the effective date of the termination.

7.4                               Termination by UNIGE.  UNIGE shall have the right to terminate this Agreement with immediate effect, without prejudice to any of its other rights conferred on it by this Agreement or by law, in the event that HOOKIPA ceases to carry on its business or becomes insolvent or bankrupt.

7.5                               HOOKIPA’s performance.  HOOKIPA shall use reasonable efforts to develop and make commercially available Licensed Products.  HOOKIPA shall, beginning with the 31st March 2019, and for as long as UNIGE has not received any milestone, royalty or sublicense payments pursuant to Articles 3.2 through 3.4 send UNIGE no later than the 31st March of each year an annual progress report detailing HOOKIPA’s efforts to develop Licensed Products during the previous calendar year.  Moreover, HOOKIPA shall provide proof to UNIGE that it has filed an IND or an equivalent application filed with another regulatory body for a Licensed Product within [***] after the Effective Date of this Agreement.  Should HOOKIPA fail to provide an annual report or should it result from the progress report that HOOKIPA has stopped the development and/or the exploitation of the Licensed Technology, or should HOOKIPA fail to provide proof of an IND filing within [***] after the Effective Date, then UNIGE shall have the right to terminate this Agreement taking into account a [***] written notice without prejudice to any of its other rights conferred on it by this Agreement or by law.

7.6                               Effects of termination.  HOOKIPA and its sublicensees and Distributors shall be entitled, after the effective date of termination, to sell all Licensed Products and to complete Licensed Products in the process of manufacture at the time of such termination and to sell the same, provided that HOOKIPA shall make the payments to UNIGE as required by Article 3 herein and shall submit the corresponding reports.  Sublicenses granted by HOOKIPA to sublicensees shall be converted to a license directly between the sublicensee and UNIGE, subject to the acceptance by the sublicensee of all provisions

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of this Agreement and provided that UNIGE has given its prior written consent, which shall not be unreasonably withheld.

7.7                               Survival.  Upon termination of this Agreement, Articles 5, 6, 7.6, 8.5 and 8.10 shall survive.

8                                         MISCELLANEOUS

8.1                               Preparation.  Each Party hereto agrees to execute such additional documents or instruments or to take any further action hereto as may be reasonably requested by the other Party in order to achieve the purpose of this Agreement.  Unless specified otherwise elsewhere in the Agreement, each Party shall bear its own taxes, costs and fees relating to the preparation and the implementation of this Agreement.

8.2                               Assignment.  This License and the present Agreement shall not be assigned or transferred by HOOKIPA to third parties without UNIGE’s prior written consent, however, HOOKIPA may assign this Agreement in conjunction with a sale or transfer of all or substantially all of the assets, and business to which this Agreement relates, or in case of a Trade Sale.  Under “trade sale” is understood the acquisition of 100 % of the shares of HOOKIPA and/or its holding structure, if any, by a third party.

8.3                               Entirety.  This Agreement and any Annexes constitute the entire understanding between the Parties hereto and supersede any prior communication, representations, or agreements whether verbal or in writing pertaining to the subject matter hereof.

8.4                               No waiver.  Any delay by a Party to enforce any right under this Agreement shall not act as a waiver of that right, nor as a waiver of the Party’s ability to later assert that right relative to any particular factual situation.

8.5                               Use of name and logo.  Neither Party is authorized to use the name(s) and/or logo(s) of the other Party for publicity and marketing without the written consent of such Party.  The use of the name of the other Party to mention factually the collaboration is however authorized.

8.6                               Amendment.  Any modification of this Agreement shall be valid only if in writing and signed by both Parties.

8.7                               Severability.  If any provision of this Agreement, or the application thereof shall for any reason and to any extent be invalid or unenforceable the remainder of this Agreement shall be applied and interpreted so as to reasonably effect the intent of the Parties hereto.  The Parties further agree to replace such void or unenforceable provision with a substitute clause which will achieve, to the extent possible, the economic, business and other purposes of the void and unenforceable provision.  In any case the remainder of this Agreement shall remain in full force and effect and shall not be affected thereby.

8.8                               Headings.  All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

8.9                               Notices.  All notices, accounts and deliveries to be given to either Party shall be in English, addressed to such Party at its address indicated below or to such other address as shall hereafter be furnished by written notice to the other Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

For UNIGE:
Université de Genève — Unitec
Attn : Raluca Flukiger (or replacement)
24, Rue du Général Dufour
CH - 1211 Genève 4

For HOOKIPA:
Hookipa Biotech AG
Attn: Jörn Aldag
Helmut-Qualtinger-Gasse 2
1030 Vienna
Austria

8.10                        Applicable law and jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of Switzerland.  The Parties shall attempt in good faith to resolve promptly any dispute arising out of, or relating to, this Agreement by negotiation.  All disputes arising in connection with this Agreement, which cannot be settled amicably, shall be exclusively settled by the courts of Geneva.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SIGNATURES

Drawn up in two identical original copies,

Hookipa Biotech AG		Université de Genève

Place & date:	Vienna, 25.01.2017	Place & Date:	Geneva 8/2/2017

By:	/s/ Jörn Aldag	By:	/s/ Prof. Jacques de Werra
Name:	Jörn Aldag	Name:	Prof. Jacques de Werra
Title:	Chief Executive Officer	Title:	Vice-rector ce-rector

		By:	/s/ Prof. Walter Reith
		Name:	Prof. Walter Reith
		Title:	Head of Pathology & lmmunology Dept.

As a co-inventor of the INTELLECTUAL PROPERTY RIGHTS, I hereby irrevocably agree with this Agreement.

By:	/s/ Daniel Pinschewer
Name: Daniel Pinschewer

By:	/s/ Doron Merkler
Name: Doron Merkler

By:	/s/ Sandra Kallert
Name: Sandra Kallert

By:	/s/ Mario Kreutzfeldt
Name: Mario Kreutzfeldt

By:	/s/ Stéphanie Darbre
Name: Stéphanie Darbre

By:	/s/ Nicolas Page
Name: Nicolas Page

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”.  AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX A - List of INTELLECTUAL PROPERTY RIGHTS

Title: “TRI-SEGMENTED ARENAVIRUSES AS VACCINE VECTORS”
Application number: US 62/079,493
Filling date: November 13, 2014
Inventors: Doron Merkler, Daniel Pinschewer, Stéphanie Darbre, Nicolas Page, Sandra Kallert, Mario Kreutzfeldt

Title: “TRI-SEGMENTED ARENAVIRUSES AS VACCINE VECTORS”
Application number: PCT/EP2015/076458
Filing date: November 12, 2015